UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 11, 2007

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware		75-2880496
(State or other jurisdiction of	Commission	(IRS Employer
incorporation or organization)	File No.: 001-33182	Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A is filed to amend the Current Report on Form 8-K of Heelys, Inc. (“Heelys”) filed on April 17, 2007, to indicate that Heelys filed a request for confidential treatment for a portion of an exhibit filed with that report.

Item 9.01                Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Heelys, Inc. Annual Incentive Plan (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)

[Signature Page Follows]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: June 1, 2007	By:	/s/ Michael G. Staffaroni
Michael G. Staffaroni
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1

Heelys, Inc. Annual Incentive Plan (Application for confidential treatment for a portion of this document has been submitted to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The copy of this document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol “**”. A complete version of this document has been filed separately with the Securities and Exchange Commission.)